                            LEASE AMENDMENT NO. 2

     THIS FIRST AMENDMENT OF LEASE (this "Amendment ") is dated for reference purposes the 14th day of February, 2000, and is by and between S/I
NORTHCREEK II, LLC, a Washington limited liability company ("Landlord"), and MICROVISION, INC., a Washington corporation ("Tenant").

                                  RECITALS

     A.  Landlord and Tenant entered into that certain Lease, dated
October 27, 1999 (the "Lease"), for the lease of certain premises located at 19910 North Creek Parkway, Bothell, Washington. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

     B. Landlord and Tenant desire to amend the Lease in certain respect, all as set forth below.

         NOW, THEREFORE, the parties agree as follows:

     1. CONFIRMATION OF PREMISES AREA. Landlord and Tenant confirm that, effective as of November 1, 1999, the total area of the improved and occupied portion of the Premises is 51,534 rentable square feet, which consists of the initial improved Premises together with a portion of the Premises excluded pursuant to Section 2.03 of the Lease which has been improved and occupied by Tenant as of November 1, 1999.

     2. BASE RENT. Commencing on November 1, 1999, the Base Rent payable for the entire Premises shall be as follows:

         Month 8 - Month 12:              $86,844.29 per month
         Month 13-42:                     $90,597.50 per month
         Month 43-84:                     $98,964.50 per month

     3. PAYMENT BY TENANT FOR TENANT IMPROVEMENTS IN EXCESS OF TENANT IMPROVEMENT ALLOWANCE. Simultaneously with execution of this Amendment, Tenant shall pay Landlord the sum of $28,495.00 as a reconciliation of sums payable by Tenant in excess of the Tenant Improvement Allowance for and with respect to the portion of the Premises which has been improved as of November 1, 1999.

     4. RATIFICATION. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

S/I NORTH CREEK II, LLC

By:  /s/ Dan Ivanoff
     -----------------------------------
Its: Managing Member
     -----------------------------------



TENANT:

MICROVISION, INC.

By:  /s/ Richard Raisig
     -----------------------------------
Its: Vice President and CFO
     -----------------------------------

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

     I certify that I know or have satisfactory evidence that the persons appearing before me and making this acknowledgment are the persons whose true signatures appear on this document.

     On this 14th day of February, 2000, before me personally appeared DAN IVANOFF, to me known to be the Managing Member of S/I NORTHCREEK II, LLC, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.

                                            /s/ Pamela Elliott
                            --------------------------------------------------
                            Notary Public in and for the State of Washington, residing at Bellevue
      [SEAL]                My commission expires: 8/11/01
                            Pamela Elliott
                            --------------------------------------------------
                            [Type or Print Notary Name]

(Use This Space for Notarial
         Seal Stamp)

STATE OF                )
                        ) ss.
COUNTY OF KING          )

     I certify that I have satisfactory evidence that the person appearing before me and making this acknowledgment the person is whose true signatures appear on this document.

     On this 25th day of January, 2000, before me personally appeared Richard
A. Raisig, to me known to be the CFO and Vice President of MICROVISION, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.

                                            /s/ GAYLE BROOKS
                            --------------------------------------------------
                            Notary Public in and for the State of Washington, residing at 5215 143rd St. SE, Everett, WA 98200
      [SEAL]                My commission expires: 11-04-01
                            Gayle Brooks
                            --------------------------------------------------
                            [Type or Print Notary Name]

(Use This Space for Notarial
         Seal Stamp)